Exhibit 99.1

NON-REDEMPTION AGREEMENT

THIS NON-REDEMPTION AGREEMENT (this “Agreement”), dated as of April 1, 2026, is made by and between Haymaker Acquisition Corp. 4, a Cayman Islands exempted company (the “Company”) and the undersigned shareholder (the “Holder”).

RECITALS

WHEREAS, the Company has entered into the Business Combination Agreement (“Business Combination Agreement”), dated as of October 9, 2025, with Concrete Partners Holding, LLC (the “Target”) and certain other persons, which provides, among other things, for the business combination of the Company and the Target (collectively, the “Business Combination”);

WHEREAS, the Company’s amended and restated memorandum and articles of association, as amended (the “Articles”), provides that a shareholder of the Company may redeem its Class A ordinary shares, par value $0.0001 per share, initially sold as part of the units in the Company’s initial public offering (whether they were purchased in such initial public offering or thereafter in the open market) (the “Public Shares”) in connection with the consummation of the Business Combination, on the terms set forth in the Articles (“Redemption Rights”);

WHEREAS, Holder exercised its Redemption Rights with respect to 250,000 Public Shares held by it and/or its controlled affiliates as of the date hereof (the “Holder’s Shares”) and wishes to reverse such exercise (the “Redemption Reversal”), and to agree not to further exercise its Redemption Rights with respect to the Holder’s Shares, to hold the Holder’s Shares through the consummation of the Business Combination (the “Closing Date”), and to agree to vote the Holder’s Shares in favor of the Business Combination and related matters set forth herein, all in consideration for the Payment (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the mutual acknowledgments, understandings, and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Holder hereby agree as follows:

1. Representations and Warranties of Holder. Holder represents and warrants that:

(a) Following the Redemption Reversal, Holder and/or certain of its controlled affiliates beneficially own the Holder’s Shares.

(b) If Holder is a natural person, he or she has all the requisite power and authority and has taken all action necessary in order to execute and deliver this Agreement, to perform his or her obligations hereunder and to consummate the transactions contemplated hereby. If Holder is not a natural person, (i) it is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Holder and, assuming due authorization and execution by each other party hereto, constitutes a valid and binding agreement of Holder enforceable against Holder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

(c) The execution and delivery of this Agreement by Holder does not, and the performance by Holder of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of Holder (if Holder is not a natural person) or applicable law to which Holder or the Holder’s Shares is subject, or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any contract binding upon Holder or any Holder’s Shares), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by Holder of its obligations under this Agreement.

(d) As of the date of this Agreement, (i) there is no action, claim, suit, audit, assessment, arbitration, mediation or inquiry, or any proceeding or investigation, by or before any governmental authority pending against Holder or, to the knowledge of Holder, threatened against Holder and (ii) Holder is not a party to or subject to the provisions of any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, in each case, that questions the beneficial or record ownership of the Holder’s Shares or the validity of this Agreement or would reasonably be expected to prevent or materially delay, impair or adversely affect the performance by Holder of its obligations under this Agreement.

2. Redemption Reversal and Waiver of Redemption Rights.

(a) Holder shall promptly take all such actions as may be necessary to effectuate the Redemption Reversal, including submitting or causing its broker to submit a reversal demand to, and all paperwork in connection therewith requested by, the Company’s transfer agent.

(b) Holder acknowledges that, following the Redemption Reversal, it has Redemption Rights with respect to Holder’s Shares pursuant to the Articles. Holder covenants and agrees, for the benefit of the Company, that neither it nor any of its controlled affiliates shall exercise any Redemption Rights under the Articles with respect to the Holder’s Shares following the Redemption Reversal.

(c) Holder and its controlled affiliates shall not directly or indirectly Transfer the Holder’s Shares at any time following the Redemption Reversal through the Closing Date. As used herein, “Transfer” shall mean the following: (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the United States Securities and Exchange Commission (“SEC”) promulgated thereunder with respect to, any of the Holder’s Shares, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Holder’s Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

(d) In furtherance of the covenants in paragraphs 2(b) and 2(c): (x) Holder hereby irrevocably waives, on behalf of itself and its controlled affiliates, the Redemption Rights, and irrevocably constitutes and appoints the Company and its designees, with full power of substitution, as its (and its controlled affiliates’) true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to revoke any redemption election made in contravention of paragraph 2(b) above with respect to any Holder’s Shares and to cause the Company’s transfer agent to fail to redeem such Holder’s Shares in connection with the Business Combination, (y) Holder shall deliver such documentation as is reasonably requested by the Company to evidence that none of the Holder’s Shares have been redeemed or Transferred, and (z) in the event of a breach of paragraph 2(a), 2(b), or 2(c) with respect to any Holder’s Shares (the “Transferred/Redeemed Shares”), Holder unconditionally and irrevocably agrees to, or to cause one or more of its affiliates to, subscribe for and purchase from the Company (or from its assignee(s) or designee(s)) prior to the Closing Date a number of Class A ordinary shares of the Company equal to the number of such Transferred/Redeemed Shares, for a per share purchase price equal to the amount to be received by public shareholders of the Company exercising their Redemption Rights in connection with the Business Combination.

(e) The Company acknowledges and agrees that the Holder and/or its controlled affiliates may own additional Public Shares in excess of the Holder’s Shares (the “Other Shares”) and that nothing herein shall restrict any rights of the Holder with respect to such Other Shares including, without limitation, the Redemption Rights or to otherwise exercise any right with respect to such Other Shares. Holder acknowledges that it will not receive any Payment with respect to any Other Shares.

3. Agreement to Vote. Holder covenants and agrees that its controlled affiliates shall:

(a) vote (or cause to be voted) or execute and deliver a written consent (or cause a written consent to be executed and delivered) at any meeting of the shareholders of the Company, however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent or other approval of the shareholders of the Company is sought, all of the Holder’s Shares (i) in favor of the Business Combination Agreement, the Business Combination and each other proposal brought by the Company in connection with the Business Combination, (ii) in favor of any proposal brought by the Company to adjourn the shareholder meeting called in connection with the Business Combination, (iii) against any proposal in opposition to approval of the Business Combination or in competition with or inconsistent with the Business Combination or the transactions contemplated thereby, and (iv) against any proposal, action or agreement that would (1) impede, frustrate, prevent or nullify any provision of this Agreement or the transactions contemplated hereby, or (2) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital shares of, the Company; and

(b) appear at any meeting of the shareholders of the Company, however called, or at any adjournment thereof, in person or by proxy, or otherwise cause all of the Holder’s Shares to be counted as present thereat for purposes of establishing a quorum.

4. Covenants of the Holder. Holder hereby agrees to permit the Company to publish and disclose Holder’s identity, ownership of the Holder’s Shares and any Other Shares and the nature of Holder’s commitments, arrangements and understandings under this Agreement and a copy of this Agreement, in (a) the proxy materials filed by the Company with the SEC in connection with the Business Combination, (b) any Form 8-K filed by the Company with the SEC in connection with the execution and delivery of this Agreement, or in connection with the Business Combination, and (c) any other documents or communications provided by the Company or the Company to any governmental authority or to the Holder, in each case, to the extent required by the federal securities laws or the SEC or any other securities authorities. Holder agrees that it shall not, and shall cause its Affiliates not to, indirectly accomplish or attempt to accomplish that which it is not permitted to accomplish directly under this Agreement.

5. Closing Payment. Conditioned upon the Holder delivering evidence reasonably satisfactory to the Company that the Holder has completed the Redemption Reversal and, following the Redemption Reversal has continued to hold the Holder’s Shares through the Closing Date and has complied with each of the covenants set forth in paragraphs 2 and 3 of this Agreement, within two business days following the Closing Date the Company shall pay to the Holder, by wire transfer of immediately available funds to account(s) designated by the Holder, an amount in cash equal to the product of (a) the excess of (i) the redemption price per Public Share paid by the Company to redeeming shareholders in satisfaction of their Redemption Rights over (ii) $10.75, multiplied by (b) the Holder’s Shares (the “Payment”).

6. Miscellaneous.

(a) Holder acknowledges that the Company will rely on the representations, warranties, acknowledgments, understandings and agreements contained in this Agreement. Holder agrees to promptly notify the Company if any of the representations, warranties, acknowledgments, understandings or agreements set forth herein are no longer accurate in all material respects.

(b) Each of the Company and the Holder is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(c) Neither this Agreement nor any rights that may accrue to Holder hereunder may be transferred or assigned. Neither this Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned.

(d) This Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

(e) This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(f) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns,

(g) Holder acknowledges that the Company has established a trust account containing the proceeds of its initial public offering and from certain private placements (collectively, with interest accrued from time to time thereon, the “Trust Account”). Holder agrees that, as a result of entering into this Agreement, (i) it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, and (ii) it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, in each case in connection with this Agreement, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have in connection with this Agreement or otherwise; provided, that such release and waiver of Claims shall not include any rights or claims of Holder or any of its controlled affiliates to exercise Redemption Rights with respect to the Other Shares. In the event Holder has any Claim against the Company, Holder shall pursue such Claim solely against the Company’s assets outside the Trust Account and not against the property or any monies in the Trust Account. Holder agrees and acknowledges that such waiver is material to this Agreement and has been specifically relied upon by the Company to induce the Company to enter into this Agreement and Holder further intends and understands such waiver to be valid, binding and enforceable under applicable law. In the event Holder commences any action or proceeding which seeks, in whole or in part, relief against the funds held in the Trust Account or distributions therefrom or any of the Company’s shareholders, whether in the form of monetary damages or injunctive relief, Holder shall be obligated to pay to the Company all of its legal fees and costs reasonably incurred in connection with any such action in the event that the Company prevails in such action or proceeding.

(h) If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(i) This Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(j) Holder shall pay all of its own expenses in connection with this Agreement and the transactions contemplated hereby.

(k) Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (c) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

If to Holder, to such address or addresses set forth on the signature page hereto;

If to the Company, to:

Haymaker Acquisition Corp. 4

324 Royal Palm Way, Suite 300-i

Palm Beach, Florida 33480

Attention: Christopher Bradley

Email: cbradley@mistralequity.com

with a required copy to (which copy shall not constitute notice):

DLA Piper LLP (US)

1251 Avenue of the Americas, 27th Floor

Attention: Sidney Burke, Stephen P. Alicanti

Email: sidney.burke@us.dlapiper.com, stephen.alicanti@us.dlapiper.com

(l) The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (i) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, this being in addition to any other remedy to which they are entitled under this Agreement, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this paragraph 6(l) shall not be required to provide any bond or other security in connection with any such injunction.

(n) This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

(o) Any claim, action, suit, assessment, arbitration or proceeding based upon, arising out of or related to this Agreement, or the transactions contemplated hereby, shall be brought in the State of New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such claim, action, suit, assessment, arbitration or proceeding, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of such claim, action, suit, assessment, arbitration or proceeding shall be heard and determined only in any such court, and agrees not to bring any claim, action, suit, assessment, arbitration or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law, or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any claim, action, suit, assessment, arbitration or proceeding brought pursuant to this paragraph 6(n). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(p) Holder hereby covenants and agrees that, except for this Agreement, it (i) shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Holder’s Shares and (ii) shall not grant at any time while this Agreement remains in effect a proxy, consent or power of attorney with respect to the Holder’s Shares that is inconsistent with this Agreement.

(q) Nothing contained in this Agreement shall be deemed to vest in the Company or its subsidiaries any direct or indirect ownership or incidence of ownership of or with respect to the Holder’s Shares. All rights, ownership and economic benefits of and relating to the Holder’s Shares of the Holder shall remain fully vested in and belong to the Holder, and none of the Company or its subsidiaries shall have no authority to direct the Holder in the voting or disposition of any of the Holder’s Shares, except as otherwise provided herein.

(r) Holder hereby agrees that its representations, warranties and covenants set forth herein are solely for the benefit of the Company and its subsidiaries in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, and the parties hereto hereby further agree that this Agreement may only be enforced against, and any action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the persons expressly named as parties hereto.

(s) If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

(t) This Agreement and the obligations of each of the parties hereunder shall terminate upon the earlier to occur of (i) the termination of the Business Combination Agreement, (ii) the liquidation or dissolution of the Company, or (iii) the mutual written agreement of the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

COMPANY:

HAYMAKER ACQUISITION CORP. 4

By:
Name:
Title:

HOLDER:

[ ]

By:
Name:
Title:

Address for Notices:
Attention:
Email:

[Signature Page to Non-Redemption Agreement]